HOUSE OF TAYLOR JEWELRY, INC.

9200 Sunset Boulevard, Suite 425

West Hollywood, California 90069

June 24, 2008

NEW STREAM SECURED CAPITAL, L.P.

38C Grove Street

Ridgefield, Connecticut 06877

Re:   Peaceful Possession of Collateral

Ladies and Gentlemen:

New Stream Secured Capital, L.P., a Delaware limited partnership (“Lender”) and House of Taylor Jewelry, Inc., a Nevada corporation (the “Debtor”) entered into financing arrangements pursuant to which, among other things, Lender has extended loans and advances and provided other financial accommodations to the Debtor as set forth in the Loan and Security Agreement, dated as of October 12, 2007, by and among the Debtor, Tech Line Jewelry, Inc., a California corporation (“Tech Line”), Global Jewelry Concepts, Inc., a California corporation (“Global”, and together with Tech Line, “Guarantors”) and Lender (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this letter agreement (all of the foregoing, together with the Loan Agreement, being collectively referred to herein as the “Financing Agreements”).  All capitalized terms used herein shall have the respective meanings ascribed to them in the Loan Agreement, unless otherwise defined herein.

1.

Acknowledgment of Obligations and Security Interests.

The Debtor hereby acknowledges, confirms and agrees that:

(a)

As of June 23rd, 2008, the Debtor is indebted to Lender pursuant to the Financing Agreements in an amount of not less than $11,182,220.19, plus interest accrued and accruing thereon, plus the commissions, costs, expenses, attorneys’ fees and other charges or contractual obligations now or hereafter payable by the Debtor to Lender under the Financing Agreements, plus all amounts which may be paid by Lender in connection with the sale or other disposition of the Debtor’s assets, plus all other Obligations, all of which are owed by the Debtor to Lender (hereinafter, the “Obligations”);

(b)

Lender has and shall continue to have, valid, enforceable and perfected first liens upon and security interests in certain of the Debtor’s personal property, including, without limitation, all of the Collateral, which liens and security interests secure payment and performance of all of the Obligations in accordance with the terms of the Financing Agreements

2.

Acknowledgment of Default.

(a)

The Debtor hereby acknowledges and agrees that the Debtor is in default under the Financing Agreements and in the payment of its Obligations to Lender which entitles Lender to exercise immediately its rights and remedies under the Financing Agreements, applicable law and otherwise.  Lender has not waived, presently does not intend to waive, and does not hereby waive, any such defaults and nothing contained herein or the transactions contemplated hereby shall be deemed to constitute any such waiver.

(b)

The Debtor hereby confirms that the Debtor does not have sufficient working capital to continue its business or the means to protect the Collateral.

(c)

The Debtor hereby waives all of its rights to notification or otherwise under Section 9-611 of the Uniform Commercial Code (“UCC”) as to the sale or other disposition by Lender of the Collateral, under Section 9-620 of the UCC regarding acceptance of the Collateral as discharge of the Obligations, under Section 9-623 of the UCC regarding the Debtor’s right to redeem the Collateral.

3.

Obligation of Lender.  Lender agrees to advance the funds necessary to make the payments set forth in the budget annexed hereto as Exhibit “A” (hereinafter “Budget”) provided, that (i) the funds are actually used for the items set forth in the Budget, (ii) the Debtor is not the subject of any formal or informal insolvency, liquidation or bankruptcy proceeding under state, federal or foreign law, including, but not limited to, any assignment for the benefit of creditors, a receivership or any Chapter 11 or 7 of the United States Bankruptcy Code, and (iii) the business plan which is the basis for the funding set forth in the Budget remains viable.  The Debtor and Lender may agree in writing to a modification of the amounts set forth in the Budget.

4.

Surrender of Collateral.

(a)

The Debtor hereby surrenders, delivers and grants to Lender peaceful possession of the Collateral wherever located, and the products and proceeds thereof.  Such surrender and delivery of such Collateral to Lender is in recognition of the rights of Lender as a secured party under the UCC and other applicable law. The Debtor knowingly waives any rights such Debtor may have to notice and a hearing before any court of competent jurisdiction and consents to Lender’s possession, sale, transfer, license or other disposition of or realization on the Collateral.  The Debtor agrees that Lender may, at any time, take such action as it may deem appropriate with respect thereto, and Lender may, at any time, exercise its rights to dispose of any and all such Collateral as provided for under the Financing Agreements and applicable law, without prejudice to all of the rights of Lender  All proceeds of the Collateral received and retained by Lender shall be applied by Lender to the Obligations in such order and manner as Lender shall determine.  Debtor shall be and remain liable for any deficiency until all Obligations are fully and indefeasibly paid and satisfied.  Nothing herein will limit or be deemed to limit any rights or interests of Lender with respect to Collateral not expressly surrendered, delivered, or granted to

Lender hereunder.  After the date hereof, the Debtor shall continue to cooperate with Lender in all respects concerning the surrender, disposition and realization of the Collateral.

(b)

The Debtor will execute and deliver to Lender notification letters signed by the Debtor addressed to such of the Debtor’s Account Debtors as Lender shall require, or at Lender’s option, addressed in blank, to be completed, and/or sent by Lender hereafter from time to time, directing payment to Lender of the Debtor’s Accounts or other monies due to Debtor.

5.

Representations and Warranties.  The Debtor hereby represents and warrants that (which representations and warranties shall survive the execution and delivery of this letter):

(a)

it is a duly organized and validly existing corporation under the laws of the State of Nevada;

(b)

it has and will have adequate corporate power and authority and has full legal right to enter into this letter and to perform, observe and comply with all of its obligations hereunder;

(c)

subject only to goods received by the Debtor pursuant to a valid, enforceable and unavoidable consignment having priority over the Lender’s liens in such goods, to the best of the Debtor’s knowledge and belief, as of the date hereof it is the absolute owner of the Collateral and no other person, firm or entity other than Lender has an interest in the Collateral; and

(d)

subject only to goods received by the Debtor pursuant to a valid, enforceable and unavoidable consignment having priority over the Lender’s liens in such goods, to the best of the Debtor’s knowledge and belief, as of the date hereof the security interests heretofore granted by the Debtor to Lender in and to the Collateral constitutes a first and only lien on the Collateral.

6.

Release.

(a)

Each of Debtor and Guarantors hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Lender, Lender’s affiliates, subsidiaries, divisions, directors, officers, attorneys, employees, agents or other representatives (Lender and all such other persons or entities being collectively, the “Releasees”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, account, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of setoff, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which the Debtor or any of its respective successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any nature, cause or thing whatsoever which arose at any time on or prior to the day and date of this agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Financing Agreements or transactions with respect thereto.

(b)

EACH OF DEBTOR AND GUARANTORS HEREBY EXPLICITLY WAIVES ALL RIGHTS UNDER AND ANY BENEFITS OF ANY COMMON LAW OR STATUTORY RULE OR PRINCIPLE WITH RESPECT TO THE RELEASE OF SUCH CLAIMS, INCLUDING, WITHOUT LIMITATION, SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

EACH OF DEBTOR AND GUARANTORS AGREES THAT NO SUCH COMMON LAW OR STATUTORY RULE OR PRINCIPLE, INCLUDING SECTION 1542 OF THE CALIFORNIA CIVIL CODE OR SIMILAR LAW IN ANOTHER JURISDICTION, SHALL AFFECT THE VALIDITY OR SCOPE OR ANY OTHER ASPECT OF THIS RELEASE.

7.

Waiver of the Automatic Stay.  In the event that the Debtor files a petition or an involuntary petition is filed with respect to the Debtor under the United States Bankruptcy Code or under any other similar federal or state law (“Bankruptcy Case”), The Debtor hereby agrees that it shall not in any manner oppose, support any opposition to, or otherwise cause the delay of any motion field by the Lender for relief from the automatic stay in any such Bankruptcy Case so as to allow Lender to exercise its rights under the Loan Documents with respect to the Collateral, including without limitation, enforcing the terms of this letter, taking possession of the Collateral, foreclosing Lender's liens on the Collateral or otherwise exercising rights and remedies with respect to the Collateral.

8.

Reimbursement.  The Debtor acknowledges and consents that it is obligated to reimburse Lender for any and all amounts paid by Lender in connection with the sale or other disposition of the Collateral and that all such amounts shall be included in and become part of the Obligations.

9.

Acknowledgments.  This letter is the result of a full and complete negotiation at arms’ length between the Debtor and Lender.  The Debtor represents and warrants to Lender that it has read and fully understands the terms and effect of this letter.

10.

Governing Law.  This Agreement and the rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of California.

11.

Counterparts.  This letter may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.  In making proof of this letter, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

Very truly yours,

HOUSE OF TAYLOR JEWELRY, INC.

By:

/s/ Robert Rankin

Name:

Robert Rankin

Title:    CFO & COO

ACCEPTED AND AGREED:

NEW STREAM SECURED CAPITAL, L.P.

By:

/s/ Donald Porter

Name:

Donald Porter

Title:

Managing Partner

TECH LINE JEWELRY, INC.

By:

/s/ Robert Rankin

Name:

Robert Rankin

Title:

Director

GLOBAL JEWELRY CONCEPTS, INC.

By:

/s/ Robert Rankin

Name:

Robert Rankin

Title:

Director